Item 1.  Report to Shareholders

DECEMBER 31, 2004

DEVELOPING TECHNOLOGIES FUND

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

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T. Rowe Price Developing Technologies Fund
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Fellow Shareholders

Sparked by declining oil prices and a moderately improving economy, the broad market rallied over the final months of 2004, driving stocks into positive territory for the year. The widely followed Dow Jones Industrial Average registered the smallest gain, while the broader market indices, including the S&P 500 Stock Index and Nasdaq Composite, were stronger. Technology stocks were weak for most of the year but finished higher after bottoming in August, driven largely by a solid quarter from software companies and improving investor sentiment.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Developing Technologies Fund                          3.68%                2.67%

S&P 500 Stock Index                                   7.19                10.88

Lipper Science & Technology
Funds Index                                           3.57                 4.11

Your fund ended the year higher, with returns of 3.68% and 2.67% for the 6- and 12-month periods, respectively, as shown in the table. Returns lagged the unmanaged Standard & Poor's 500 Stock Index and were mixed versus the Lipper Science & Technology Funds Index. In the last six months, the fund modestly outperformed Lipper but was unable to make up for the poor showing in the first half. Relative performance versus Lipper for the year was due to both sector allocation and stock selection. Positive contributions from software stocks were offset by the negative impact of semiconductor stocks.

MARKET ENVIRONMENT

After stellar returns in 2003, investors shifted their focus from the strength of the economic recovery to its sustainability. Rising interest rates, the weakening dollar, and escalating oil prices became fodder for the business press. Investment returns were strongest in the fourth quarter due more to end-of-year seasonality than to acceleration in underlying growth.

While all technology sectors enjoyed good returns in 2003, there was a marked divergence between the best and worst performers of 2004. Investors chased areas offering growth and shunned those in the midst of temporary slowdowns. Both the hardware and Internet segments rose more than 20% while semiconductors declined almost 15%. Software returns fell between the extremes. Spending to meet the requirements of the Sarbanes-Oxley Act, designed to improve corporate governance and restore investor confidence, drained budget dollars from information technology (IT). This diversion of funds was most evident in second-quarter results for software, where short-term spending is highly discretionary. Semiconductor companies were mired in excess inventory in the latter half of 2003 and the beginning of 2004, which led to disappointing results in the third quarter and materially lower earnings guidance for 2005.

With the post-bubble recovery solidly under way, technology companies reexamined their pertinent markets and potential growth within them--a process that drove some major decisions and subsequent changes in industry structure. In the software segment, PeopleSoft finally agreed to be acquired by Oracle in the largest software merger ever. In late 2004, Symantec and VERITAS Software announced their agreement to combine two previously unrelated markets, security and storage software. Within hardware, IBM decided to sell its personal computing business unit to Lenovo Group, China's largest PC manufacturer. Although consolidation should improve pricing within technology, it is also a sign of a maturing industry.

PORTFOLIO REVIEW

We significantly increased our exposure to semiconductor and media (gaming and Internet) companies over the past six months, while reducing our allocation to software and IT services. However, the risk/reward profile for software remains positive, and software remains the largest industry represented in the portfolio. Our largest purchases were Red Hat, Magma Design Automation, and Multimedia Games, while our largest sales included Microsoft, VERITAS Software, and McAfee. (Please refer to our portfolio of investments for a complete listing of the portfolio's holdings and the amount each represents of the portfolio.)

Among portfolio holdings, McAfee, Nassda, F5 Networks, QLogic, Dell, and eBay were the fund's top contributors over the past six months, while laggards included Red Hat, Cisco Systems, and Analog Devices. Red Hat failed to meet its growth targets in its most recent quarters, and investors are worried about the pricing environment in the LINUX market. Cisco Systems continued to execute well throughout 2004 but sales growth appears to be slowing as we enter 2005. After generating growth in excess of 35% in its July quarter, Analog Devices saw a sudden order slowdown in the following quarter as customers chose to reduce component inventories. Although the results for each of these companies were disappointing, we remain confident about their long-term prospects.

The fund remains broadly diversified across the principal segments of the science and technology sector. Stocks of software, semiconductors, telecom equipment, and media companies accounted for 79% of the portfolio, and IT services, hardware, and telecom services constituted an additional 18%.

[Graphic Omitted]

Industry Diversification
--------------------------------------------------------------------------------

Telecom Equipment                                                            10%

Hardware                                                                      8%

Other and Reserves                                                            2%

Software                                                                     35%

Semi-conductors                                                              26%

Telecom Services                                                              2%

Media                                                                         9%

IT Services                                                                   8%

Based on net assets as of 12/31/04.

The fund's 25 largest holdings, which included Cisco Systems, Red Hat, and Dell, represented 57.5% of net assets. At the end of December, the average market capitalization for the fund was $15.5 billion, compared with $18.4 billion six months ago.

OUTLOOK

In the near term, we are cautious since the first quarter is often challenging given seasonal IT spending patterns with many tech companies experiencing a sequential sales decline. With the strong returns realized since the low for the year in August, it may prove difficult for tech stocks to continue their ascent with little incremental positive information feeding the momentum.

Technology stocks have recovered from their nadir in October 2002, but most of the rally has occurred without a resurgence in corporate IT spending. Despite record cash levels and historically high cash flow from operations, companies have remained cautious about spending on IT. The urgency to stay on the forefront of technology in the late 1990s has dissipated and is no longer propelling chief information officers to seek larger budgets. We expect this environment of steady-but-modest improvement to persist because of the lower obsolescence risks associated with retaining older technologies. Over the last 15 years, the number of Internet users and wireless subscribers has grown to 850 million and 1.5 billion, respectively, their sheer size making the historic growth rates impossible to repeat.

Emerging technologies--wireless broadband, Voice over Internet Protocol (VoIP), digital television, and radio frequency identification (RFID)--are evolutionary rather than revolutionary. In other words, the next-generation wireless phone with built-in camera capable of receiving e-mail is simply a replacement for an older-generation phone rather than an initial adoption. If personal computers and wireless are more mature markets, where are the opportunities going forward? First, certain semiconductor companies still offer good long-term growth potential, but their customers need to reduce inventories before order growth resumes. Second, worldwide broadband penetration currently stands at less than 15% but is inexorably moving higher. Finally, the looming battle between cable companies and traditional telephone carriers is likely to lead to incremental spending on communications equipment.

We are shifting the portfolio from stocks that have already benefited from general economic improvement and redeploying assets to those likely to benefit from an increase in corporate spending. Stock valuations appear reasonable, and our focus remains on companies with growing market share and strong management teams that are positioned to benefit from an improving economic and IT spending environment. Technology is still the principal means of improving corporate productivity, and we remain upbeat about prospects for this segment of the equities markets over the long term.

As always, we appreciate your continued support.

Respectfully submitted,

Michael F. Sola
President of the fund and chairman of its Investment Advisory Committee

January 14, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

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RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper Index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

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T. Rowe Price Developing Technologies Fund
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Portfolio Highlights
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TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

Cisco Systems                                                               5.0%

Red Hat                                                                     4.3

Mercury Interactive                                                         3.3

Intersil Holding                                                            2.9

Dell                                                                        2.9
--------------------------------------------------------------------------------

NetIQ                                                                       2.5

Maxim Integrated Products                                                   2.5

Analog Devices                                                              2.4

Multimedia Games                                                            2.3

Magma Design Automation                                                     2.2
--------------------------------------------------------------------------------

Informatica                                                                 2.2

ChoicePoint                                                                 2.1

Jack Henry & Associates                                                     2.1

Nassda                                                                      1.9

AMIS Holdings                                                               1.9
--------------------------------------------------------------------------------

Cadence Design Systems                                                      1.9

Cognos                                                                      1.8

Semtech                                                                     1.8

McAfee                                                                      1.7

BearingPoint                                                                1.7
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Sina                                                                        1.7

Microchip Technology                                                        1.7

Verity                                                                      1.6

Juniper Networks                                                            1.6

Xilinx                                                                      1.5
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Total                                                                      57.5%

Note: Excludes investments in the T. Rowe Price Reserve Investment Fund.

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T. Rowe Price Developing Technologies Fund
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MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/04

Ten Largest Purchases
--------------------------------------------------------------------------------

Red Hat

Magma Design Automation *

Multimedia Games

Intersil Holding

Sina *

FileNet *

Maxim Integrated Products

Advanced Power Technology *

Yahoo! *

Analog Devices

Ten Largest Sales
--------------------------------------------------------------------------------

Microsoft **

VERITAS Software

McAfee

Intuit **

F5 Networks

BISYS Group

Exult **

Red Hat

Analog Devices

Multimedia Games

12 Months Ended 12/31/04

Ten Largest Purchases
--------------------------------------------------------------------------------

Red Hat

VERITAS Software

Cisco Systems

Magma Design Automation *

Multimedia Games

Analog Devices

Citrix Systems *

QLogic

FileNet

Advanced Power Technology *

Ten Largest Sales
--------------------------------------------------------------------------------

Microsoft **

VERITAS Software

Adobe Systems **

McAfee

Red Hat

FileNet

ChoicePoint

Mercury Computer Systems **

Intuit **

Multimedia Games


*    Position added

**   Position eliminated

Note: Table may not include holdings that were both purchased and sold within the specified time period.

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T. Rowe Price Developing Technologies Fund
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Growth of $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------

As of 12/31/04

Developing technologies Fund                               $              4,278
S&P 500 Stock Index                                        $              8,551
Lipper Science & Technology Funds Index                    $              3,538

                                                               Lipper Science &
                             Developing             S&P 500          Technology
                      Technologies Fund         Stock Index          Fund Index

8/31/00                 $        10,000     $        10,000     $        10,000

12/00                             7,211               8,731               5,868

12/01                             5,006               7,693               3,831

12/02                             2,569               5,993               2,245

12/03                             4,167               7,712               3,398

12/04                             4,278               8,551               3,538


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                           Since
                                                                       Inception
Periods Ended 12/31/04                                     1 Year        8/31/00
--------------------------------------------------------------------------------

Developing Technologies Fund                                2.67%        -17.79%

S&P 500 Stock Index                                        10.88          -3.55

Lipper Science & Technology Funds Index                     4.11         -21.32

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

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T. Rowe Price Developing Technologies Fund
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Fund Expense Example
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As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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T. Rowe Price Developing Technologies Fund
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Fund Expense Example (continued)

T. Rowe Price Developing Technologies Fund
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                                 Beginning           Ending        Expenses Paid
                             Account Value    Account Value       During Period*
                                    7/1/04         12/31/04   7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                     $      1,000    $      1,036.80      $          7.68

Hypothetical
(assumes 5% return
before expenses)                  1,000           1,017.60                 7.61

* Expenses are equal to the fund's annualized expense ratio for the six-month period (1.50%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. Rowe Price Developing Technologies Fund
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Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                    Year                                 8/31/00
                                   Ended                                 Through
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00

NET ASSET VALUE

Beginning of period           $   4.12  $   2.54  $   4.95  $   7.13  $  10.00

Investment activities
  Net investment income (loss)   (0.06)*   (0.03)*   (0.04)*   (0.05)*   (0.02)*

  Net realized and
  unrealized gain (loss)          0.17      1.61     (2.37)    (2.13)    (2.76)

  Total from
  investment activities           0.11      1.58     (2.41)    (2.18)    (2.78)

Distributions

  Net realized gain                  -         -         -         -     (0.09)

NET ASSET VALUE

End of period                 $   4.23   $  4.12   $  2.54   $  4.95   $  7.13
                              --------------------------------------------------

Ratios/Supplemental Data

Total return^                     2.67%*  62.20%* (48.69)%* (30.58)%* (27.89)%*

Ratio of total expenses to
average net assets                1.50%*   1.50%*    1.50%*    1.50%*    1.50%*!

Ratio of net investment
income (loss) to average
net assets                      (1.38)%* (1.34)%*  (1.36)%*  (1.27)%*  (0.86)%*!

Portfolio turnover rate           79.0%    66.3%     81.5%    107.5%    232.6%!

Net assets, end of period
(in thousands)                $ 48,430 $ 46,194  $ 17,934  $ 26,647  $ 18,167

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.50% contractual expense limitation in effect through 4/30/07.

!    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Developing Technologies Fund
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                                                               December 31, 2004

Portfolio of Investments (1)                            Shares             Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS 98.0%

HARDWARE 7.1%

Consumer Electronics 1.3%

Digital Theater Systems *                               30,000               604

                                                                             604

Enterprise Hardware 4.4%

Dell *                                                  33,000             1,391

QLogic *                                                20,000               734

                                                                           2,125

Supply Chain & Electronic Manufacturing 1.4%

Flextronics *                                           35,000               484

Printronix *                                            12,000               215

                                                                             699

Total Hardware                                                             3,428

IT SERVICES 8.1%

IT Services 1.7%

BearingPoint *                                         100,000               803

                                                                             803

Processors 6.4%

BISYS Group *                                           35,000               576

ChoicePoint *                                           22,000             1,012

Digital Insight *                                       15,000               276

First Advantage, Class A *                              12,000               245

Jack Henry & Associates                                 50,000               995

                                                                           3,104

Total IT Services                                                          3,907

MEDIA 7.8%

Gaming 2.3%

Multimedia Games *                                      70,000             1,103

                                                                           1,103

Internet 4.4%

Arbinet Holdings *                                       6,400               159

eBay *                                                   5,000               581

Sina *                                                  25,000               802

Yahoo! *                                                15,000               565

                                                                           2,107

Radio/ Outdoor Advertising 1.1%

Cox Radio, Class A *                                    33,000               544

                                                                             544

Total Media                                                                3,754

SEMICONDUCTORS 23.9%

Analog Semiconductors 13.2%

Advanced Power Technology *                             70,000               542

AMIS Holdings *                                         55,000               908

Analog Devices                                          32,000             1,181

Exar *                                                  20,000               284

Intersil Holding, Class A                               85,000             1,423

Maxim Integrated Products                               28,000             1,187

Semtech *                                               40,000               875

                                                                           6,400

Digital Semiconductors 7.0%

Altera *                                                25,000               518

Broadcom, Class A *                                     10,000               323

Integrated Circuit Systems *                            16,000               335

Marvell Technology Group *                              13,000               461

Microchip Technology                                    30,000               800

PortalPlayer *                                           8,000               197

Xilinx                                                  25,000               741

                                                                           3,375

Semiconductor Capital Equipment 3.7%

ATMI *                                                   8,000               180

Cabot Microelectronics *                                15,000               600

MKS Instruments *                                       25,000               464

Novellus Systems *                                      20,000               558

                                                                           1,802

Total Semiconductors                                                      11,577

SOFTWARE 34.3%

Applications Software 11.5%

Agile Software *                                        70,000               572

aQuantive *                                             30,000               268

Cognos *                                                20,000               881

FileNet *                                               25,000               644

Informatica *                                          130,000             1,056

MatrixOne *                                             90,000               590

Siebel Systems *                                        40,000               420

Verity *                                                60,000               787

WebSideStory *                                          30,000               373

                                                                           5,591

Infrastructure Software 5.8%

Citrix Systems *                                        30,000               736

Red Hat *                                              155,000             2,069

                                                                           2,805

Systems Software 11.0%

Altiris *                                               20,000               709

McAfee *                                                28,000               810

Mercury Interactive *                                   35,000             1,594

NetIQ *                                                100,000             1,221

VeriSign *                                              12,000               402

VERITAS Software *                                      20,000               571

                                                                           5,307

Technical Software 6.0%

Cadence Design Systems *                                65,000               898

Magma Design Automation *                               85,000             1,068

Nassda *                                               135,000               931

                                                                           2,897

Total Software                                                            16,600

TELECOM EQUIPMENT 9.8%

Wireless Equipment 1.0%

QUALCOMM                                                12,000               509

Wireline Equipment 8.8%

ADTRAN                                                  15,000               287

Cisco Systems *                                        125,000             2,412

Concord Communications *                                40,000               443

F5 Networks *                                            5,000               244

Juniper Networks *                                      28,000               761

Zhone Technologies *                                    40,000               104

                                                                           4,251

Total Telecom Equipment                                                    4,760

TELECOM SERVICES 2.4%

Wireless - Domestic 1.9%

Crown Castle International *                            20,000               333

Nextel Partners, Class A *                              30,000               586

                                                                             919

Wireless-International 0.5%

Research In Motion *                                     3,000               247

                                                                             247

Total Telecom Services                                                     1,166

Total Miscellaneous Common Stocks 4.6% (s.)                                2,246

Total Common Stocks (Cost $47,505)                                        47,438

SHORT-TERM INVESTMENTS 2.0%

Money Market Fund 2.0%

T. Rowe Price Government Reserve
Investment Fund, 1.85% #!                              978,968               979

Total Short-Term Investments (Cost $979)                                     979

Total Investments in Securities

100.0% of Net Assets (Cost $48,484)                                $      48,417
                                                                   -------------

(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

(s.) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

!    Affiliated company - See Note 4

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Developing Technologies Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $979)                              $           979

  Non-affiliated companies (cost $47,505)                                47,438

  Total investments in securities                                        48,417

Other assets                                                                364

Total assets                                                             48,781

Liabilities

Total liabilities                                                           351

NET ASSETS                                                      $        48,430
                                                                ---------------

Net Assets Consist of:
Undistributed net realized gain (loss)                                   (9,774)

Net unrealized gain (loss)                                                  (67)

Paid-in-capital applicable to 11,455,776 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                          58,271

NET ASSETS                                                      $        48,430
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          4.23
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Developing Technologies Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04

Investment Income (Loss)

Dividend income                                                 $            54

Expenses
  Investment management                                                     424

  Shareholder servicing                                                     166

  Custody and accounting                                                     96

  Registration                                                               41

  Prospectus and shareholder reports                                         34

  Legal and audit                                                            13

  Directors                                                                   5

  Miscellaneous                                                               5

  Reductions/repayments of fees and expenses

    Investment management fees (waived) repaid                              (90)

  Total expenses                                                            694

Net investment income (loss)                                               (640)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                              5,519

  Written options                                                             4

  Net realized gain (loss)                                                5,523

Change in net unrealized gain (loss) on securities                       (4,133)

Net realized and unrealized gain (loss)                                   1,390

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $           750
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Developing Technologies Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04        12/31/03

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                        $    (640)      $    (392)

  Net realized gain (loss)                                5,523           1,424

  Change in net unrealized gain (loss)                   (4,133)         12,927

  Increase (decrease) in net assets
  from operations                                           750          13,959

Capital share transactions *
  Shares sold                                            21,738          23,645

  Shares redeemed                                       (20,324)         (9,372)

  Redemption fees received                                   72              28

  Increase (decrease) in net assets
  from capital share transactions                         1,486          14,301

Net Assets

Increase (decrease) during period                         2,236          28,260

Beginning of period                                      46,194          17,934

End of period                                         $  48,430       $  46,194
                                                      -------------------------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

*Share information
    Shares sold                                           5,361           6,919

    Shares redeemed                                      (5,106)         (2,777)

    Increase (decrease) in shares outstanding               255           4,142

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Developing Technologies Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies

T. Rowe Price Developing Technologies Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $9,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits

Redemption Fees
A 1% fee is assessed on redemptions of fund shares held less than 1 year to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Options
Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 2004, were as follows:

--------------------------------------------------------------------------------
                                                   Number of
                                                   Contracts            Premiums

Outstanding at beginning of period                        -          $        -

Written                                                  50               5,000

Closed                                                  (50)             (5,000)

Outstanding at end of period                              -          $        -
                                                   -----------------------------

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $37,037,000 and $36,076,000, respectively, for the year ended December 31, 2004.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2004. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                        $      4,790,000

Unrealized depreciation                                              (5,103,000)

Net unrealized appreciation (depreciation)                             (313,000)

Capital loss carryforwards                                           (9,528,000)

Paid-in capital                                                      58,271,000

Net assets                                                     $     48,430,000
                                                               ----------------

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $246,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $5,759,000 of capital loss carryforwards. As of December 31, 2004, the fund had $320,000 of capital loss carryforwards that expire in 2009, $9,208,000 that expire in 2010.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                              $      640,000

Paid-in capital                                                        (640,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $48,730,000.

Note 4 - Related Party Transactions

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.60% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $33,000.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50%. Through April 30, 2009, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, management fees waived in the amount of $216,000 remain subject to repayment by the fund through April 30, 2009.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $115,000 for T. Rowe Price Services, Inc., and $6,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $24,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $11,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $979,000 and $901,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 202,264 shares of the fund, representing 1.8% of the fund's net assets.

T. Rowe Price Developing Technologies Fund
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Developing Technologies Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Developing Technologies Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Developing Technologies Fund
--------------------------------------------------------------------------------

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Developing Technologies Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years and
Year Elected *                Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
2000

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
2000                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe
2001                          Price Global Investment Services Limited and
[43]                          T. Rowe Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
2000                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global
                              Asset Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Developing
                              Technologies Fund

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Kennard W. Allen (1977)                 Vice President, T. Rowe Price; formerly
Vice President, Developing              Equity Research Intern, Tonge Investment
Technologies Fund                       Advisors (to 2000); student, Colby
                                        College (to 2000)

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Developing              Price Group, Inc., and T. Rowe Price
Technologies Fund                       Trust Company

Christopher W. Carlson (1967)           Vice President, T. Rowe Price and
Vice President, Developing              T. Rowe Price Group, Inc.
Technologies Fund

David J. Eiswert, CFA (1972)            Employee, T. Rowe Price; formerly
Vice President, Developing              analyst, Mellon Growth Advisors and
Technologies Fund                       Fidelity Management and Research
                                        (to 2003)

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Developing                   Price Group, Inc., T. Rowe Price
Technologies Fund                       Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Developing              Price Group, Inc., T. Rowe Price
Technologies Fund                       International, Inc., and T. Rowe Price
                                        Trust Company

Robert N. Gensler (1957)                Vice President, T. Rowe Price and
Vice President, Developing              T. Rowe Price Group, Inc.
Technologies Fund

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice
Developing Technologies Fund            President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Developing              T. Rowe Price Trust Company
Technologies Fund

Jill L. Hauser (1958)                   Vice President, T. Rowe Price and
Vice President, Developing              T. Rowe Price Group, Inc.
Technologies Fund

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Developing              Price Investment Services, Inc., T. Rowe
Technologies Fund                       Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Developing                   and T. Rowe Price Investment Services,
Technologies Fund                       Inc.

Jeffrey Rottinghaus, CPA (1970)         Vice President, T. Rowe Price and
Vice President, Developing              T. Rowe Price Group, Inc.; formerly
Technologies Fund                       student, the Wharton School, University
                                        of Pennsylvania (to 2001); Information
                                        Technology Consultant, Kelly-Lewey &
                                        Associates (to 1999)

Michael F. Sola, CFA (1969)             Vice President, T. Rowe Price and
President, Developing                   T. Rowe Price Group, Inc.
Technologies Fund

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Developing
Technologies Fund

Wenhua Zhang, CFA, CPA (1970)           Vice President, T. Rowe Price and
Vice President, Developing              T. Rowe Price Group, Inc.; formerly
Technologies Fund                       student, the Wharton School, University
                                        of Pennsylvania (to 2001); associate,
                                        Swiss Reinsurance Company (to 1999)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $12,790               $14,823
     Audit-Related Fees                       1,801                   912
     Tax Fees                                 3,468                 3,850
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Developing Technologies Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005